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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE CURRENT PROSPECTUSES FOR ADA MEMBERS RETIREMENT PROGRAM

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This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectus and statements of additional information (collectively, the ''Prospectus''). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information about the proposed conversion of the Multimanager Multi-Sector Bond Portfolio to a fund-of-funds as described below ( a "Conversion"). The Conversion will also result in a name change for the Portfolio.

CONVERSION TO A FUND-OF-FUNDS FOR THE MULTIMANAGER MULTI-SECTOR BOND PORTFOLIOS

On December 4, 2013, the Board of Trustees of the EQAT Advisors Trust ("Trust") approved the Conversion of Multimanager Multi-Sector Bond to a fund-of-funds that will pursue its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds, similar to the Trust's existing Charter Portfolios. Subject to shareholder approval, as described below, the Conversion is expected to take place on or before April 30, 2014 (the "Conversion Date"). The Conversion will also result in the following name change.

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 CURRENT PORTFOLIO NAME                  NEW PORTFOLIO NAME
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MULTIMANAGER MULTI-SECTOR BOND           Charter/SM/ Multi-Sector Bond
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

The Funds Management Group, LLC will continue to serve as the Investment Manager for the Portfolio after the Conversion. Please see the "Portfolios of the Investment Trusts" in your Prospectus for more information.



                  Distributed by affiliate AXA Advisors, LLC
                          1290 Avenue of the Americas
                              New York, NY 10104

             Copyright 2014 AXA Equitable Life Insurance Company.

                             All rights reserved.
                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234

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